SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report:  August 31, 2001
--------------------------------
(Date of earliest event reported)



                First Union Commercial Mortgage Securities, Inc.
            (as depositor under the Pooling and Servicing Agreement,
                   dated as of August 15, 2001, relating to the
              First Union National Bank Commercial Mortgage Trust,
         Commercial Mortgage Pass-Through Certificates, Series 2001-C3)
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             (Exact name of registrant as specified in its charter)



 North Carolina                 333-53266-03             56-1643598
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 (State or Other                 (Commission          (I.R.S. Employer
 Jurisdiction of                 File Number)        Identification No.)
 Incorporation)



  201 South College Street, Charlotte, North Carolina        28288-0166
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       (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (704) 374-6161

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ITEMS 1 THROUGH 4, ITEM 6 AND ITEMS 8 AND 9 ARE NOT INCLUDED BECAUSE THEY ARE
NOT APPLICABLE.


ITEM 5.  OTHER EVENTS

         On August 21, 2001, a single series of mortgage pass-through certificates, entitled First Union National Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2001-C3 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of August 15, 2001, among First Union Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee. The Certificates consist of twenty-three classes (each, a "Class") of Certificates, seven of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class B Certificates", the "Class C Certificates", the "Class D Certificates" and the "Class E Certificates" (collectively, the "Offered Certificates"); and sixteen of which Classes are designated as the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the "Class O Certificates", the "Class P Certificates", the "Class IO-I Certificates", the "Class IO-II Certificates", the "Class Z-I Certificates", the "Class Z-II Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 125 multifamily and commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $818,834,218. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GACC Loans") were acquired by the Registrant from German American Capital Corporation ("GACC") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 15, 2001, between the Registrant and GACC, certain of the Mortgage Loans (the "LaSalle Loans") were acquired by the Registrant from LaSalle Bank National Association ("LaSalle") pursuant to a Mortgage Loan Purchase Agreement, dated as August 15, 2001, between the Registrant and LaSalle and certain of the Mortgage Loans (the "FUNB Loans") were acquired by the Registrant from First Union National Bank ("FUNB", and collectively with GACC and LaSalle, the "Sellers") pursuant to a Mortgage Loan Purchase Agreement, dated as of August 15, 2001, between the Registrant and FUNB. The source of funds for payment of the purchase price for the GACC Loans, LaSalle Loans and the FUNB Loans paid by the Registrant to the Sellers was derived from the sale of the Certificates by the Registrant to First Union Securities, Inc. ("FUSI"), Deutsche Banc Alex. Brown Inc. ("Deutsche Banc") and ABN AMRO Incorporated ("ABN AMRO") pursuant to an Underwriting Agreement, dated August 7, 2001, among the Registrant, FUNB, FUSI, Deutsche Banc and ABN AMRO (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated August 7, 2001, among the Registrant, FUNB, FUSI and Deutsche Banc (pertaining to the Class IO-I, Class IO-II, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of FUNB. On August 21, 2001, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 27, 2001, and the Prospectus Supplement, dated August 7, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements - Not Applicable.


(b) Pro Forma Financial Information - Not Applicable.


(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.           Description
-----------           -----------

   (1.1) Underwriting Agreement, dated August 7, 2001, among First Union Commercial Mortgage Securities, Inc., First Union National Bank, First Union Securities, Inc., Deutsche Banc Alex. Brown Inc. and ABN AMRO Incorporated

   (4.1) Pooling and Servicing Agreement, dated as of August 15, 2001, among First Union Commercial Mortgage Securities, Inc., as depositor, First Union National Bank, as master servicer, Lennar Partners, Inc., as special servicer, LaSalle Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee.

   (99.1) Mortgage Loan Purchase Agreement, dated as of August 15, 2001, between First Union Commercial Mortgage Securities, Inc. and First Union National Bank.

   (99.2) Mortgage Loan Purchase Agreement, dated as of August 15, 2001, between First Union Commercial Mortgage Securities, Inc. and German American Capital Corporation.

   (99.3) Mortgage Loan Purchase Agreement, dated as of August 15, 2001, between First Union Commercial Mortgage Securities, Inc. and LaSalle Bank National Association.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               FIRST UNION COMERCIAL MORTGAGE SECURITIES, INC.



                               By: /s/ Timothy F. Danello
                                  --------------------------------------------
                                  Name:  Timothy F. Danello
                                  Title: Senior Vice President

Date: August 31, 2001

                               INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

   (1.1)        Underwriting Agreement, dated August 7, 2001,           E
                among First Union Commercial Mortgage
                Securities, Inc., First Union National Bank,
                First Union Securities, Inc., Deutsche Banc
                Alex. Brown Inc. and ABN AMRO Incorporated

   (4.1)        Pooling and Servicing Agreement, dated as of            E
                August 15, 2001, among First Union Commercial
                Mortgage Securities, Inc., as depositor, First
                Union National Bank, as master servicer, Lennar
                Partners, Inc., as special servicer, LaSalle
                Bank National Association, as paying agent, and Wells Fargo Bank Minnesota, N.A., as trustee.

   (99.1)       Mortgage Loan Purchase Agreement, dated as of           E
                August 15, 2001, between First Union Commercial
                Mortgage Securities, Inc. and First Union
                National Bank.

   (99.2)       Mortgage Loan Purchase Agreement, dated as of           E
                August 15, 2001, between First Union Commercial
                Mortgage Securities, Inc. and German American
                Capital Corporation.

   (99.3)       Mortgage Loan Purchase Agreement, dated as of           E
                August 15, 2001, between First Union Commercial
                Mortgage Securities, Inc. and LaSalle Bank
                National Association.